UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2006

Semiannual Report
to Shareholders

DWS Japan Equity Fund

(formerly Scudder Japanese Equity Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming Class A, B and C shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of the DWS Japan Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS Japan Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	29.42%	37.19%	29.08%	8.99%	10.14%
Class B	28.99%	36.14%	28.10%	8.21%	9.14%
Class C	28.99%	36.14%	28.10%	8.21%	9.33%
TOPIX Index+	25.91%	28.49%	28.90%	7.38%	4.64%

Sources: Lipper Inc. and Deutsche Investment Management America Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/06	$ 17.72	$ 17.67	$ 17.67
8/31/05	$ 14.65**	$ 14.66	$ 14.66
Distribution Information: Six Months: Capital Gains as of 2/28/06	$ 1.20	$ 1.20	$ 1.20

** Net asset value has been updated to reflect the effects of a reverse stock split effective November 11, 2005. (See Note H in Notes to Financial Statements.)

Class A Lipper Rankings — Japanese Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	8	of	41	20
3-Year	14	of	37	37
5-Year	4	of	32	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,930	$20,269	$14,497	$21,134
	Average annual total return	29.30%	26.56%	7.71%	9.37%
Class B	Growth of $10,000	$13,314	$20,822	$14,739	$20,781
	Average annual total return	33.14%	27.70%	8.07%	9.14%
Class C	Growth of $10,000	$13,614	$21,023	$14,839	$21,085
	Average annual total return	36.14%	28.10%	8.21%	9.33%
TOPIX Index+	Growth of $10,000	$12,849	$21,417	$14,273	$14,588
	Average annual total return	28.49%	28.90%	7.38%	4.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming Class S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns as of 2/28/06
DWS Japan Equity Fund	6-Month*	1-Year	3-Year	Life of Class*
Class S	29.61%	37.49%	29.40%	17.53%
TOPIX Index+	25.91%	28.49%	28.90%	18.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/06	$ 17.74
8/31/05	$ 14.65**
Distribution Information: Six Months: Capital Gains as of 2/28/06	$ 1.20

** Net asset value has been updated to reflect the effects of a reverse stock split effective November 11, 2005. (See Note H in Notes to Financial Statements.)

Class S Lipper Rankings — Japanese Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	41	17
3-Year	13	of	37	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Comparative Results as of 2/28/06
DWS Japan Equity Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$13,749	$21,665	$17,958
	Average annual total return	37.49%	29.40%	17.53%
TOPIX Index+	Growth of $10,000	$12,849	$21,417	$18,491
	Average annual total return	28.49%	28.90%	18.71%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,294.20	$ 1,289.90	$ 1,289.90	$ 1,296.10
Expenses Paid per $1,000*	$ 7.96	$ 12.15	$ 12.21	$ 6.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,017.85	$ 1,014.18	$ 1,014.13	$ 1,019.09
Expenses Paid per $1,000*	$ 7.00	$ 10.69	$ 10.74	$ 5.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.40%	2.14%	2.15%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Kenji Chihara and Portfolio Manager Ryuta Limura discuss DWS Japan Equity Fund's strategy and the market environment during the six-month period ended February 28, 2006. Mr. Chihara and Mr. Limura assumed the management duties of the fund on October 1, 2005.

Q: How did Japan's economy and stock market perform during the semiannual reporting period?

A: The Japanese stock market, as measured by the fund's benchmark — the TOPIX — produced a total return of 31.23% in local-currency terms for the six-month period under review.1 For dollar-based investors, the decline in the value of the yen relative to the dollar moderately decreased returns. Since mutual funds generally purchase stock in local currencies, the change of those currencies versus the dollar raises or decreases the value of the equity investment. During the past six months, the amount of yen that one dollar could purchase rose from 111.30 to 116.31, reflecting weakness in the yen. As a result, the US dollar return of the TOPIX was 25.91%, below the local-currency return.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The investment backdrop in Japan became increasingly positive during the semiannual period. Expectations for improved corporate earnings, an economic recovery and an end to deflation sparked buying from both domestic and foreign investors. Additional positive factors included the rebound in the US stock market, falling oil prices and the decline in the yen versus the US dollar (which helps exporters). Most important are the signs that the Japanese economy is on a steady path toward recovery. Recent macroeconomic indicators, such as machinery orders and the monthly seasonally adjusted industrial production figures, were firm. Additionally, real gross domestic product growth was stronger than expected for the October-December period, while the labor force participation rate for December reached a level not reached since September 1992. Perhaps most notably, Japan's core consumer price inflation rose 0.1% for the first time in two years in November, indicating that Japan may be in the final stage of overcoming the destructive deflation of the past decade.

Q: How did the fund perform during the period?

A: For the six-month period ended February 28, 2006, the fund's Class A shares rose 29.42%, outperforming the 25.91% US dollar return of the TOPIX. We are pleased to report that the fund outperformed the 26.35% average return of the 41 funds in its Lipper peer group, Japanese Funds, during the semiannual interval.2 DWS Japan Equity Fund also has outperformed the peer-group average over the one-, three- and five-year intervals and ranks fourth out of 32 funds in terms of its five-year performance results.3

2 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. It is not possible to invest directly into a Lipper category.

3 Source: Lipper Inc. as of February 28, 2006. The fund's Class A shares ranked 8, 14 and 4 for the 1-, 3- and 5-year periods as of February 28, 2006. There were 41, 37 and 32 funds, respectively, in Lipper's Japanese Funds category. Ranking is based on the fund's total return in the period cited. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the Japanese Funds category. It is not possible to invest directly in a Lipper category.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

Q: What were the key factors behind the fund's outperformance?

A: Both sector allocation and stock selection contributed positively to outperformance. With respect to sector allocation, the fund's overweight positions in the real estate and iron/steel sectors, as well as its underweight position in telecommunications, added value.4 On the other hand, overweight positions in oil/coal products, in addition to underweights in banks and insurance, detracted from returns.

4 An overweight means the fund has a weighting in a sector or security that is greater than that of the benchmark weighting; an underweight is a weighting less than that of the benchmark.

* As of February 28, 2006, the position in Pacific Golf Group was sold.

In terms of stock selection, positive contributions came from Komatsu Ltd, a manufacturer of construction machinery; Mitsui Fudosan Co., Ltd., a large real estate company; Pacific Golf Group International Holdings*, one of Japan's leading golf course management firms; and Fullcast Co., Ltd., one of the top staffing-service contractors. Komatsu's stock benefited as the sharp growth in demand for construction and mining equipment caused the company's operating profit to hit an all-time high. Stocks of property developers, including Mitsui Fudosan, gained on expectations that Japan's real estate market will be revitalized. Pacific Golf Group International Holdings was an initial public offering in which the fund was able to participate, and performance benefited when the stock gained substantial ground after its new listing. With respect to Fullcast, the company's profit moved to a new high due to the rising demand for labor outsourcing and the strength in the areas in which the company specializes: contracted light works, engineer staffing and production contracting.

Negative contributions to fund performance came from USS Co., Ltd., a top-ranked auctioneer of used cars; KDDI Corp., Japan's second-biggest company in the field of mobile phones; Fuji Soft ABC, an independent software developer; and TIS, Inc., a major comprehensive information services firm.* Although USS increased its profits, growth was slower than expected, and the stock suffered accordingly. KDDI reported third-quarter profit results 26% below year-ago numbers due to losses in its fixed-line services, where increased costs for infrastructure buildup and sales promotion cut into the company's earnings. Fuji Soft ABC and TIS both performed poorly on downward revisions to their earnings forecasts.

Q: What notable changes have you made to the portfolio?

A: As always, our portfolio decisions are the result of bottom-up individual stock analysis. During the semiannual period, we reduced the fund's exposure in retail companies from an overweight to an underweight, based on our belief that the valuation of these companies had become relatively high in the wake of their strong performance. In addition, we reduced the Fund's position in real-estate-related companies from an overweight to a neutral position due to our concerns about the possibility that the Bank of Japan will raise interest rates in the near future. We also decreased the fund's overweight position in petrochemical companies based on what we see as the sector's difficult future earnings prospects. We redeployed the proceeds of these sales into stocks that we believe have improving fundamentals and attractive valuations, including companies in the electric appliances and rubber products areas.

Overall, the fund remains overweight in specialty chemicals, in steel and iron companies and in machinery. Recent earnings announcements confirmed improving fundamentals in these areas, and we believe valuations are still attractive. The fund remains underweight in electric power and gas companies, foods, insurance and pharmaceuticals. In these areas, we believe the valuations of many companies are expensive and the prospects for earnings growth are poor.

* As of February 28, 2006, the positions in Fuji Soft and TIS were sold.

A major purchase during the semiannual period was JFE Holdings, Inc., the top-ranked business in the steel industry. The Fund also purchased shares of Mizuho Financial Group, Inc., one of the country's mega-banks; Yamaha Motor Co., Ltd. the motorcycle manufacturer; NTT DoCoMo, Inc., Japan's largest mobile phone operator; and UFJ NICOS Co., Ltd., the largest provider of consumer credit card services. Major sales included Pacific Golf Group International Holdings; Mitsui & Co., Ltd., a trading company; Nippon Steel Corp.; Mitsubishi Estate Co., Ltd., a real estate company; and Kubota Corp., the largest manufacturer of farm equipment and cast-iron pipes.

Q: What are some key factors that could affect Japan's stock market through the remainder of 2006?

A: Buying interest from both domestic and foreign investors, along with the cyclical recovery in Japan, continue to support stock prices. One important sign of positive capital flows into the market is the recent price surge in small-cap stocks, which had been lagging their large-cap counterparts. In addition, corporate earnings are strong, and capital investment is rising. Favorable structural changes (e.g., corporate governance, dividend policy, and mergers and acquisitions) are also being implemented. Potentially unfavorable factors include more expensive valuations following the recent increase in stock prices, the risk of an economic slowdown in the United States, and high crude oil prices. The possibility of higher taxes is also a concern. We are also paying attention to the high volume of margin buying — or purchases funded with borrowed money — which is often the sign of a frothy market. The presence of these risk factors means that the Japanese stock market may trade sideways for some time to digest the dramatic gains of 2005. However, we believe that in the medium and longer term, downside potential is limited and stocks remain well-supported by fundamentals.

In managing the fund, we continue to focus on risk management by seeking to control the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices. As always, we continue to focus on business fundamentals and valuations as the guiding principles of our investment process.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	2/28/06	8/31/05

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/06	8/31/05

Industrials	26%	24%
Consumer Discretionary	21%	20%
Financials	18%	18%
Materials	15%	19%
Information Technology	14%	13%
Telecommunication Services	3%	2%
Health Care	3%	4%
	100%	100%

Ten Largest Equity Holdings at February 28, 2006 (30.6% of Net Assets)
1. Mizuho Financial Group, Inc. Provider of financial services	4.1%
2. East Japan Railway Co. Provides rail transportation	3.9%
3. Mitsubishi UFJ Financial Group, Inc. Owns, operates and develops electricity and gas networks	3.8%
4. JFE Holdings, Inc. Conductor of steel production and integrated engineering services	3.6%
5. Mitsubishi Corp. Operator of a general trading company	3.1%
6. Komatsu Ltd. Manufacturer of construction machinery	2.7%
7. Toyota Motor Corp. Manufacturer of diversified automotive products	2.5%
8. JSR Corp. Manufactures synthetic rubber and resins	2.4%
9. The Sumitomo Trust & Banking Co., Ltd. Provides trust banking and commercial banking services	2.4%
10. Mitsui Fudosan Co., Ltd. Provider of real estate services	2.1%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 20.6%
Auto Components 6.3%
Bridgestone Corp.	140,000	2,731,084
Denso Corp.	105,800	3,858,754
NHK Spring Co., Ltd.	247,000	2,920,063
Yamaha Motor Co., Ltd.	166,200	3,790,969
		13,300,870
Automobiles 5.3%
Mazda Motor Corp.	377,000	2,156,043
Nissan Motor Co., Ltd.	320,900	3,700,462
Toyota Motor Corp.	100,500	5,383,751
		11,240,256
Household Durables 2.3%
Daiwa House Industry Co., Ltd.	105,000	1,684,892
Hitachi Koki Co., Ltd.	40,000	632,203
Juki Corp.	460,000	2,586,140
		4,903,235
Leisure Equipment & Products 1.7%
Daiichikosho Co., Ltd.	132,900	3,549,930
Multiline Retail 0.9%
Aoyama Trading Co., Ltd.	49,600	1,525,544
Kahma Co., Ltd.	17,900	483,216
		2,008,760
Specialty Retail 4.1%
Daiki Co., Ltd.	160,400	2,008,903
NAFCO Co., Ltd.	70,000	2,962,797
Sun Drug Co., Ltd.	20,400	1,036,189
USS Co., Ltd.	39,930	2,631,868
		8,639,757
Financials 17.6%
Banks 9.5%
Mitsubishi UFJ Financial Group, Inc.	525	8,032,997
Mizuho Financial Group, Inc.	1,096	8,730,415
Sumitomo Mitsui Finance Group, Inc.	321	3,493,266
		20,256,678
Consumer Finance 2.3%
Central Finance Co., Ltd.	169,000	1,461,076
UFJ NICOS Co., Ltd.*	346,000	3,336,722
		4,797,798
Diversified Financial Services 3.7%
Nomura Holdings, Inc.	145,700	2,758,210
The Sumitomo Trust & Banking Co., Ltd.	496,000	5,008,957
		7,767,167
Real Estate 2.1%
Mitsui Fudosan Co., Ltd.	218,000	4,552,043
Health Care 3.1%
Optical Supplies 1.8%
Hoya Corp.	95,000	3,753,668
Pharmaceuticals 1.3%
Astellas Pharma, Inc.	72,600	2,800,244
Industrials 25.3%
Commercial Services & Supplies 5.3%
ARRK Corp.	39,100	2,787,430
Benesse Corp.	44,000	1,511,554
Fullcast Co., Ltd.	587	2,394,508
Toppan Printing Co., Ltd.	239,000	3,046,195
UFJ Central Leasing Co., Ltd.	31,200	1,468,119
		11,207,806
Construction & Engineering 2.3%
Obayashi Corp.	546,000	4,088,135
Shimizu Corp.	119,000	837,214
		4,925,349
Machinery 6.8%
FANUC Ltd.	25,900	2,185,256
Hitachi Construction Machinery Co., Ltd.	59,500	1,456,419
Komatsu Ltd.	321,000	5,691,412
Makita Corp.	105,300	3,061,812
SMC Corp.	14,000	1,971,585
		14,366,484
Marine 0.7%
Kamigumi Co., Ltd.	196,000	1,499,816
Road & Rail 5.2%
East Japan Railway Co.	1,166	8,277,156
Hamakyorex Co., Ltd	62,300	2,738,178
		11,015,334
Trading Companies & Distributors 5.0%
Mitsubishi Corp.	281,900	6,534,158
Sumitomo Corp.	303,000	4,095,242
		10,629,400
Information Technology 13.7%
Communications Equipment 1.1%
Net One Systems Co., Ltd.	1,148	2,306,462
Electronic Equipment & Instruments 10.2%
Casio Computer Co., Ltd.	120,400	1,948,823
Dainippon Screen Manufacturing Co., Ltd.	417,000	3,865,059
Japan Electronics Materials Corp.	85,400	2,348,446
Keyence Corp.	9,400	2,563,357
Matsushita Electric Industrial Co., Ltd.	189,000	4,014,593
Nidec Corp.	33,300	2,646,624
Nippon Electric Glass Co., Ltd.	76,000	1,829,475
ULVAC, Inc.	57,500	2,388,098
		21,604,475
Internet Software & Services 1.0%
Access Co., Ltd.*	260	2,037,218
Office Electronics 1.4%
Canon, Inc.	49,200	3,090,475
Materials 15.2%
Chemicals 5.9%
Hitachi Chemical Co., Ltd.	72,600	2,004,282
JSR Corp.	171,600	5,042,800
Nippon Shokubai Co., Ltd.	279,000	3,174,812
Tosoh Corp.	461,000	2,428,747
		12,650,641
Metals & Mining 9.3%
Dowa Mining Co., Ltd.	239,000	2,632,770
Godo Steel Ltd.	329,000	2,204,422
Hitachi Metals Ltd.	367,000	3,875,374
JFE Holdings, Inc.	207,000	7,687,644
Nippon Mining Holdings, Inc.	440,500	3,278,373
		19,678,583
Telecommunication Services 3.2%
Wireless Telecommunication Services
KDDI Corp.	656	3,370,598
NTT DoCoMo, Inc.	2,309	3,429,996
		6,800,594
Total Common Stocks (Cost $178,072,387)		209,383,043

Cash Equivalents 0.9%
Cash Management QP Trust, 4.51% (a) (Cost $1,845,525)	1,845,525	1,845,525
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $179,917,912)+	99.6	211,228,568
Other Assets and Liabilities, Net	0.4	895,752
Net Assets	100.0	212,124,320

* Non-income producing security.

+ The cost for federal income tax purposes was $179,918,832. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $31,309,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,634,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,324,903.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $178,072,387)	$ 209,383,043
Investment in Cash Management QP Trust (cost $1,845,525)	1,845,525
Total investments in securities, at value (cost $179,917,912)	211,228,568
Receivable for investments sold	2,959,406
Dividends receivable	31,852
Interest receivable	14,510
Receivable for Fund shares sold	1,544,088
Other assets	503,556
Total assets	216,281,980
Liabilities
Payable for investments purchased	2,442,789
Payable for Fund shares redeemed	1,391,387
Accrued advisory fee	111,119
Other accrued expenses and payables	212,365
Total liabilities	4,157,660
Net assets, at value	$ 212,124,320
Net Assets
Net assets consist of: Accumulated net investment loss	(669,958)
Net unrealized appreciation (depreciation) on: Investments	31,310,656
Foreign currency related transactions	3,084
Accumulated net realized gain (loss)	17,038,478
Paid-in capital	164,442,060
Net assets, at value	$ 212,124,320

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($86,627,199 ÷ 4,888,372 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 17.72
Maximum offering price per share (100 ÷ 94.25 of $17.72)	$ 18.80

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,118,407 ÷ 798,896 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 17.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($55,079,771 ÷ 3,117,331 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 17.67
Class S Net Asset Value, offering and redemption price(a) per share ($56,298,943 ÷ 3,173,940 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 17.74

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $31,385)	$ 416,966
Interest — Cash Management QP Trust	152,988
Interest	152
Total Income	570,106
Expenses: Advisory fee	679,248
Administrator service fee	119,867
Services to shareholders	51,064
Distribution and shareholder servicing fees	308,453
Accounting fees	41,057
Custodian fees	14,011
Auditing	35,722
Legal	26,093
Directors' fees and expenses	2,401
Reports to shareholders	12,306
Registration fees	21,848
Other	5,845
Total expenses before expense reductions	1,317,915
Expense reductions	(83,967)
Total expenses after expense reductions	1,233,948
Net investment income (loss)	(663,842)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	20,454,940
Foreign currency related transactions	(233,954)
20,220,986
Net unrealized appreciation (depreciation) during the period on: Investments	18,051,538
Foreign currency related transactions	3,389
18,054,927
Net gain (loss) on investment transactions	38,275,913
Net increase (decrease) in net assets resulting from operations	$ 37,612,071

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31, 2005
Operations: Net investment income (loss)	$ (663,842)	$ (311,568)
Net realized gain (loss) on investment transactions	20,220,986	10,076,432
Net unrealized appreciation (depreciation) during the period on investment transactions	18,054,927	3,711,544
Net increase (decrease) in net assets resulting from operations	37,612,071	13,476,408
Distributions to shareholders from: Net realized gains: Class A	(5,524,228)	(2,414,328)
Class B	(914,837)	(603,153)
Class C	(2,811,838)	(1,021,554)
Class S	(3,593,110)	(3,344,823)
Fund share transactions: Proceeds from shares sold	127,104,301	41,481,261
Reinvestment of distributions	10,099,068	6,204,502
Cost of shares redeemed	(44,869,038)	(51,909,639)
Redemption fees	17,800	19,952
Net increase (decrease) in net assets from Fund share transactions	92,352,131	(4,203,924)
Increase (decrease) in net assets	117,120,189	1,888,626
Net assets at beginning of period	95,004,131	93,115,505
Net assets at end of period (including accumulated net investment loss of $669,958 and $6,116, respectively)	$ 212,124,320	$ 95,004,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[a,h]	2005[h]	2004[h]	2003[h]	2002[h]	2001[h]
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 13.67	$ 11.72	$ 10.83	$ 13.10	$ 27.46
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.03)	(.08)	(.07)	(.08)	(.16)
Net realized and unrealized gain (loss) on investment transactions	4.33	2.23	2.03	.96	(.76)	(8.47)
Total from investment operations	4.27	2.20	1.95	.89	(.84)	(8.63)
Less distributions from: Net investment income	—	—	—	—	(1.43)	—
Net realized gain on investment transactions	(1.20)	(1.22)	—	—	—	(5.73)
Total distributions	(1.20)	(1.22)	—	—	(1.43)	(5.73)
Redemption fees	—[c]	—[c]	—[c]	—[c]	—[c]	—
Net asset value, end of period	$ 17.72	$ 14.65	$ 13.67	$ 11.72	$ 10.83	$ 13.10
Total Return (%)[d]	29.42**	16.72	16.65	8.17	(6.44)	(37.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	30	29	10.6		1
Ratio of expenses before expense reductions (%)	1.51*	1.79	2.10[e]	2.39[e]	8.06[e]	7.66[e]
Ratio of expenses after expense reductions (%)	1.40*	1.40	1.40[e]	1.40[e]	1.60[e]	1.60[e]
Ratio of net investment income (loss) (%)	(.69)*	(.25)	(.65)	(.70)	(.89)	(.88)
Portfolio turnover rate (%)	103*	60	109[f]	137[g]	188[g]	119[g]

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

[h] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 share for every one share owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

Class B Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.66	$ 13.47	$ 11.63	$ 10.83	$ 12.47	$ 24.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.17)	(.19)	(.16)	(.19)	(.27)
Net realized and unrealized gain (loss) on investment transactions	4.33	2.24	2.03	.96	(.67)	(7.97)
Total from investment operations	4.21	2.07	1.84	.80	(.86)	(8.24)
Less distributions from: Net investment income	—	—	—	—	(.78)	—
Net realized gain on investment transactions	(1.20)	(.88)	—	—	—	(4.14)
Total distributions	(1.20)	(.88)	—	—	(.78)	(4.14)
Redemption fees	—[c]	—[c]	—[c]	—[c]	—[c]	—
Net asset value, end of period	$ 17.67	$ 14.66	$ 13.47	$ 11.63	$ 10.83	$ 12.47
Total Return (%)[d]	28.99**	15.79	15.82	7.39	(6.92)	(38.32)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	8	9	3	2	3
Ratio of expenses before expense reductions (%)	2.24*	2.54	2.85[e]	3.14[e]	8.91[e]	8.70[e]
Ratio of expenses after expense reductions (%)	2.14*	2.15	2.15[e]	2.15[e]	2.35[e]	2.35[e]
Ratio of net investment income (loss) (%)	(1.43)*	(1.00)	(1.40)	(1.45)	(1.64)	(1.62)
Portfolio turnover rate (%)	103*	60	109[f]	137[g]	188[g]	119[g]

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Class C Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.66	$ 13.47	$ 11.63	$ 10.82	$ 12.48	$ 24.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.17)	(.19)	(.16)	(.20)	(.26)
Net realized and unrealized gain (loss) on investment transactions	4.33	2.24	2.03	.97	(.68)	(7.97)
Total from investment operations	4.21	2.07	1.84	.81	(.88)	(8.23)
Less distributions from: Net investment income	—	—	—	—	(.78)	—
Net realized gain on investment transactions	(1.20)	(.88)	—	—	—	(4.14)
Total distributions	(1.20)	(.88)	—	—	(.78)	(4.14)
Redemption fees	—[c]	—[c]	—[c]	—[c]	—[c]	—
Net asset value, end of period	$ 17.67	$ 14.66	$ 13.47	$ 11.63	$ 10.82	$ 12.48
Total Return (%)[d]	28.99**	15.79	15.82	7.49	(7.09)	(38.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	16	16	1.1		.3
Ratio of expenses before expense reductions (%)	2.25*	2.54	2.85[e]	3.14[e]	8.59[e]	8.92[e]
Ratio of expenses after expense reductions (%)	2.15*	2.15	2.15[e]	2.15[e]	2.35[e]	2.35[e]
Ratio of net investment income (loss) (%)	(1.44)*	(1.00)	(1.40)	(1.45)	(1.64)	(1.70)
Portfolio turnover rate (%)	103*	60	109[f]	137[g]	188[g]	119[g]

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Class S Years Ended August 31,	2006[a,i]	2005[i]	2004[i]	2003[i]	2002[b,i]
Selected Per Share Data
Net asset value, beginning of period	$ 14.65	$ 13.63	$ 11.66	$ 10.76	$ 11.52
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	.01	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	4.33	2.22	2.01	.95	(.75)
Total from investment operations	4.29	2.23	1.97	.91	(.76)
Less distributions from: Net investment income	—	—	—	(.01)	—
Net realized gain on investment transactions	(1.20)	(1.21)	—	—	—
Total distributions	(1.20)	(1.21)	—	(.01)	—
Redemption fees[d]	—	—	—	—	—
Net asset value, end of period	$ 17.74	$ 14.65	$ 13.63	$ 11.66	$ 10.76
Total Return (%)[e]	29.61**	17.01	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	41	38	46.4
Ratio of expenses before expense reductions (%)	1.26*	1.54	1.85[f]	2.14[f]	1.35f**
Ratio of expenses after expense reductions (%)	1.15*	1.15	1.15[f]	1.15[f]	.17f**
Ratio of net investment income (loss) (%)	(.44)*	.00	(.40)	(.45)	.44**
Portfolio turnover rate (%)	103*	60	109[g]	137[h]	188[h]

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[g] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[h] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

[i] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 share for every one share owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Japan Equity Fund (formerly Scudder Japanese Equity Fund) (the "Fund") is a diversified series of the DWS Investors Funds, Inc. (formerly Scudder Investment Funds, Inc.) (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $162,293,276 and $79,767,747, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annualized rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. DeAMJ, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the Fund to the extent necessary to maintain the annual expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%.

Under these agreements, for the six months ended February 28, 2006, the Advisor waived $82,353 of advisory fees, which resulted in an advisory fee equivalent to an annualized effective rate of 0.75% of the Fund's daily average net assets.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the six months ended February 28, 2006, the Administrator Service Fee to the Fund aggregated $119,867, of which $24,591 was unpaid.

DWS Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2006, the transfer agent charges to the Fund by DWS-SISC and ICCC aggregated $48,753, of which $23,034 is unpaid.

Various third-party service providers provide certain services to the Fund. Certain expenses of the Fund will not be borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 80,494	$ 1,614	$ 16,316
Class B	43,411	—	8,034
Class C	129,476	—	29,702
	$ 253,381	$ 1,614	$ 54,052

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 28, 2006	Annualized Effective Rate
Class B	$ 13,731	$ 2,165.24%
Class C	41,341	9,185.24%
	$ 55,072	$ 11,350

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2006 aggregated $70,714.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2006, the CDSC for Class B and C shares aggregated $31,873 and $19,836, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2006, DWS-SDI received $2,226.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,240, of which $6,240 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his or her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	4,033,127	$ 67,055,824	1,059,455	$ 14,754,765
Class B	499,101	8,580,912	595,742	8,063,174
Class C	2,179,324	36,931,751	369,751	5,077,720
Class S*	847,353	14,535,814	996,496	13,585,602
		$ 127,104,301		$ 41,481,261
Shares issued to shareholders in reinvestment of distributions
Class A*	232,733	$ 3,993,679	128,392	$ 1,756,779
Class B	33,376	572,078	29,111	400,846
Class C	117,852	2,019,988	55,191	759,443
Class S*	204,620	3,513,323	240,755	3,287,434
		$ 10,099,068		$ 6,204,502
Shares redeemed
Class A*	(1,417,067)	$ (23,774,281)	(1,303,991)	$ (17,644,815)
Class B	(301,185)	(5,195,010)	(714,473)	(9,688,425)
Class C	(242,113)	(4,156,082)	(572,006)	(7,758,790)
Class S*	(694,077)	(11,743,665)	(1,245,597)	(16,817,609)
		$ (44,869,038)		$ (51,909,639)
Redemption fees		$ 17,800		$ 19,952
Net increase (decrease)
Class A*	2,848,793	$ 47,284,078	(116,144)	$ (1,117,280)
Class B	231,292	3,964,307	(89,620)	(1,224,405)
Class C	2,055,063	34,797,364	(147,064)	(1,920,879)
Class S*	357,896	6,306,382	(8,346)	58,640
		$ 92,352,131		$ (4,203,924)

* Shares for the year ended August 31, 2005, and through November 10, 2005 have been adjusted to reflect the effects of a reverse stock split effective November 11, 2005. See Note H.

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") entered into a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Reverse Stock Split

On November 11, 2005, the Fund implemented a reverse stock split for the following Classes:

Class A	.72280270 shares for 1 share
Class S	.72649047 shares for 1 share

This action enabled the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note D, Share Transactions and per share data in the Financial Highlights tables have been updated to reflect the reverse stock split.

I. Payment to Fund

At February 28, 2006 Other assets on the statement of assets and liabilities includes $447,026 for a reimbursement due from a third party service provider to reimburse the Fund for the diluting effect of an accounting adjustment related to a corporate action on the Fund.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Directors of DWS Investors Funds, Inc. approved the continuation of the current investment management agreement with DeAM, Inc. and the current sub-advisory agreement between the Advisor and DeAMJ (the "Sub-Advisor") for investment advisory services for the Japanese Equity Fund in September 2005. In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all but one of your fund's Directors are independent of the Advisor and Sub-Advisor and their affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the fund.

The Advisor and Sub-Advisor and their predecessors have managed the fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the fund's Directors consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, fund valuations, and compliance policies and procedures. The Directors noted that the Advisor has worked to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts (Investment Shares) advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rate paid by the fund (Class A shares) was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the fund and fees paid by similar funds.

The extent to which economies of scale would be realized as the fund grows. In this regard, the Board noted that the fund's investment management fee schedule includes no fee breakpoints. The Board noted that a future proposal by the Advisor would include a fee schedule that reflects an appropriate level of sharing of any economies of scale.

The total operating expenses of the fund relative to the fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the fund (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the fund and the Advisor and Sub-Advisor relative to industry peer groups. The Board noted that for the five-year period ended June 30, 2005, the fund's (Class A shares) performance was in the 1st quartile of the applicable Lipper universe and that for the one- and three-year period its performance was in the 2nd quartile. The Board also observed that the fund outperformed its benchmark for the five-year period (net return basis), but underperformed for the one- and three-year periods. The Board recognized that the Advisor had made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited and should continue to benefit the fund and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to and services provided by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the funds, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the fund's trading activities to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the fund's shareholders.

Based on all of the foregoing, the Board determined to continue the fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	23339K-109	23339K-208	23339K-307
Fund Number	460	660	760
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	369

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2006